Exhibit 99.1

Anne Spitza	Ken Rizvi
Marketing Communications	Investor Relations
ON Semiconductor	ON Semiconductor
(602) 244-6398	(602) 244-3437
anne.spitza@onsemi.com	ken.rizvi@onsemi.com

ON Semiconductor Announces the Filing with the Securities and Exchange

Commission of a Registration Statement to Register its 2.625 Percent Convertible

Senior Subordinated Notes Previously Issued in December 2006

PHOENIX, Ariz. – Apr. 4, 2007 – ON Semiconductor Corporation (Nasdaq: ONNN) today announced the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 (the “Shelf Registration Statement”) for the registration under the Securities Act of 1933, as amended, of resales of the Company’s previously issued 2.625 percent Convertible Senior Subordinated Notes due 2026 (the “Notes”), which are fully and unconditionally guaranteed on an unsecured senior subordinated basis by certain existing and future subsidiaries of the Company (the “Guarantors”). The Shelf Registration Statement also registers resales of the common shares, par value $0.01 per share, of the Company issuable upon conversion of the Notes and the guarantees of the Guarantors described above. The Notes were originally issued on December 15, 2006, at the same time a registration rights agreement was entered into among the Company, the Guarantors and the initial purchasers of the Notes, which requires the Shelf Registration Statement. The Shelf Registration Statement became effective immediately upon filing.

About ON Semiconductor

With its global logistics network and strong portfolio of power semiconductor devices, ON Semiconductor (Nasdaq: ONNN) is a preferred supplier of power solutions to engineers, purchasing professionals, distributors and contract manufacturers in the power supply, computer, consumer, portable/wireless, automotive and industrial markets. For more information, please visit ON Semiconductor’s website at http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, such information on the website is not to be incorporated herein.

This news release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this news release are based on

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ON Semiconductor Announces the Filing with the Securities and Exchange Commission of a Registration Statement

to Register its 2.625 Percent Convertible Senior Subordinated Notes Previously Issued in December 2006

management’s current expectations and estimates, and involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Among these factors are revenues and operating performance, changes in overall economic conditions, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, availability of raw materials, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses, significant litigation, risks associated with acquisitions and dispositions, risks associated with our substantial leverage and restrictive covenants in our debt agreements, risks associated with our international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation. Additional factors that could affect the company’s future operating results are in “Item 1A Risk Factors” of our Form 10-K for the year ended December 31, 2006 and other factors are described from time to time in our SEC filings. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.